Assets held for sale and liabilities of disposal groups held for sale	12 Months Ended
Dec. 31, 2022
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
Assets held for sale and liabilities of disposal groups held for sale

23	Assets held for sale and liabilities of disposal groups held for sale

	2022	2021
	$m	$m
Held for sale at 31 December
Disposal groups	118,055	2,921
Unallocated impairment losses[1]	(2,385)	—
Non-current assets held for sale	249	490
Assets held for sale	115,919	3,411
Liabilities of disposal groups held for sale	114,597	9,005
1 This represents impairment losses in excess of the carrying value of the non-current assets, excluded from the measurement scope of IFRS 5.
Disposal groups
Planned sale of our retail banking operations in France
On 25 November 2021, HSBC Continental Europe signed a framework agreement with Promontoria MMB SAS (‘My Money Group’) and its subsidiary Banque des Caraïbes SA, regarding the planned sale of HSBC Continental Europe’s retail banking operations in France. The sale, which is subject to regulatory approvals and the satisfaction of other relevant conditions, includes: HSBC Continental Europe’s French retail banking operations; the Crédit Commercial de France (‘CCF’) brand; and HSBC Continental Europe’s 100% ownership interest in HSBC SFH (France) and its 3% ownership interest in Crédit Logement.
The framework agreement has a long-stop date of 31 May 2024, if the sale has not closed by that point, the agreement will terminate, although that date can be extended by either party to 30 November 2024 in certain circumstances or with the agreement of both parties. We have agreed a detailed plan with My Money Group with the aim of completing the sale in the second half of 2023, subject to regulatory approvals, agreement and implementation of necessary financing structures, and the completion of the operational transfer, including customer and data migrations. In this regard the framework agreement imposes certain obligations on the parties in planning for completion.
Given the scale and complexity of the business being sold, there is risk of delay in the implementation of this plan. The disposal group was classified as held for sale for the purposes of IFRS 5 as at 30 September 2022, reflecting the prevailing judgements concerning likelihood of the framework agreement’s timetable being achieved. The assets and liabilities classified as held for sale were determined in accordance with the framework agreement, and are subject to change as the detailed transition plan is executed. This classification and consequential remeasurement resulted in an impairment loss of $2.4bn, which included impairment of goodwill of $0.4bn and related transaction costs. At 31 December 2022, we reassessed the likelihood of completion, taking account of the most recent correspondence with My Money Group concerning the implementation of the plan and related developments. As a result of this reassessment, the likelihood of completion in 2023 is judged to be highly probable. As such, and in accordance with IFRS 5, the disposal group continues to be classified as held for sale.
The disposal group will be remeasured at the lower of the carrying amount and fair value less costs to sell at each reporting period. Any remaining gains or losses not previously recognised, including from the recycling of foreign currency translation reserves and the reversal of any remaining deferred tax assets and liabilities, will be recognised on completion.
Planned sale of our banking business in Canada
On 29 November 2022, HSBC Holdings plc announced its wholly-owned subsidiary, HSBC Overseas Holdings (UK) Limited, entered into an agreement for the planned sale of its banking business in Canada to Royal Bank of Canada. Completion of the transaction is expected in late 2023, subject to regulatory and governmental approval.
The majority of the estimated gain on sale of $5.7bn (inclusive of the recycling of an estimated $0.6bn of accumulated foreign currency translation reserve losses) will be recognised on completion, reduced by earnings recognised by the Group in the period to completion. The estimated pre-tax profit on the sale will be recognised through a combination of the consolidation of HSBC Canada’s results into the Group’s financial statements (between the 30 June 2022 net asset reference date and until completion), and the remaining gain on sale recognised at completion. There would be no tax on the gain recognised at completion. At 31 December 2022, total assets of $90bn and total liabilities of $85bn met the criteria to be classified as held for sale in accordance with IFRS 5.
Planned sale of our branch operations in Greece
On 24 May 2022, HSBC Continental Europe signed a sale and purchase agreement for the planned sale of its branch operations in Greece to Pancreta Bank SA. Completion of the transaction is subject to regulatory approval, and is currently expected to occur in the first half of 2023. At 31 December 2022, the disposal group included $0.4bn of loans and advances to customers and $2.3bn of customer accounts, which met the criteria to be classified as held for sale. In the second quarter of 2022, we recognised a loss of $0.1bn, including goodwill impairment, upon reclassification as held for sale in accordance with IFRS 5. On completion accumulated foreign currency translation reserves will be recycled to the income statement.
Planned sale of our business in Russia
On 30 June 2022, following a strategic review of our business in Russia, HSBC Europe BV (a wholly-owned subsidiary of HSBC Bank plc) entered into an agreement for the planned sale of its wholly-owned subsidiary HSBC Bank (RR) (Limited Liability Company). Completion of the transaction is subject to regulatory and governmental approval, and is currently expected to occur in the first half of 2023. In 2022, a $0.3bn loss on the planned sale was recognised, upon reclassification as held for sale in accordance with IFRS 5. On completion accumulated foreign currency translation reserves will be recycled to the income statement.
At 31 December 2022, the major classes of assets and associated liabilities of disposal groups held for sale, including allocated impairment losses, were as follows:

	Canada	Retail banking operations in France	Other	Total
	$m	$m	$m	$m
Assets of disposal groups held for sale
Cash and balances at central banks	4,664	71	1,811	6,546
Trading assets	3,168	—	8	3,176
Financial assets designated and otherwise mandatorily measured at fair value through profit or loss	13	47	1	61
Derivatives	866	—	—	866
Loans and advances to banks	99	—	154	253
Loans and advances to customers	55,197	25,029	350	80,576
Reverse repurchase agreements – non-trading	4,396	—	250	4,646
Financial investments[1]	17,243	—	106	17,349
Goodwill	225	—	—	225
Prepayments, accrued income and other assets	4,256	75	26	4,357
Total assets at 31 December 2022	90,127	25,222	2,706	118,055

Liabilities of disposal groups held for sale
Trading liabilities	2,751	—	3	2,754
Deposits by banks	62	—	2	64
Customer accounts	60,606	22,348	2,320	85,274
Repurchase agreements – non-trading	3,266	—	—	3,266
Financial liabilities designated at fair value	—	3,523	—	3,523
Derivatives	806	7	—	813
Debt securities in issue	11,602	1,326	—	12,928
Subordinated liabilities	8	—	—	8
Accruals, deferred income and other liabilities	5,727	159	81	5,967
Total liabilities at 31 December 2022	84,828	27,363	2,406	114,597

Expected date of completion	Second half of 2023	Second half of 2023
Operating segment	All global businesses	WPB
1 Includes financial investments measured at fair value through other comprehensive income of $11,184m and debt instruments measured at amortised cost of $6,165m

Retail banking operations in France
$m
Net assets/(liabilities) classified as held for sale[1]	(2,063)
Expected cash contribution [2]	4,094
Disposal group post-cash contribution [3]	2,031
1 Excludes impairment loss allocated against the non-current assets that are in scope of IFRS 5 measurement of $78m.
2 The contributions are reported within ‘Cash and balances at central banks’ on the Group’s consolidated balance sheet.
3 ‘Disposal group post-cash contribution’ includes the net asset value of the transferring business of €1.6bn ($1.8bn) and $0.2bn of additional items to which a nil value is ascribed per the framework agreement.
Under the financial terms of the planned transaction, HSBC Continental Europe will transfer the business with a net asset value of €1.6bn ($1.8bn), subject to adjustment (upwards or downwards) in certain circumstances, for a consideration of €1. Any required increase to the net asset value of the business to achieve the net asset value of €1.6bn ($1.8bn) will be satisfied by the inclusion of additional cash. The value of cash contribution will be determined by the net asset or liability position of the disposal group at the point of completion. Based upon the net liabilities of the disposal group at 31 December 2022, HSBC would be expected to include a cash contribution of $4.1bn as part of the planned transaction.
Completed business disposals
Mass market retail banking business in the US
On 26 May 2021, we announced our intention to exit our mass market retail banking business in the US, including our Personal and Advance propositions, as well as retail business banking, and rebranding approximately 20 to 25 of our retail branches into international wealth centres to serve our Premier and Jade customers. In conjunction with the execution of this strategy, HSBC Bank USA, N.A. entered into definitive sale agreements with Citizens Bank and Cathay Bank to sell 90 of our retail branches along with substantially all residential mortgage, unsecured and retail business banking loans and all deposits in our branch network not associated with our Premier, Jade and Private Banking customers. As a result of entering into these sale agreements, assets and liabilities related to the agreements were transferred to held for sale during the second quarter of 2021.
In February 2022, we completed the sale of the branch disposal group and recognised a net gain on sale of $0.2bn (including subsequent closing adjustments). Included in the sale were $2.1bn of loans and advances to customers and $6.9bn of customer accounts. Certain assets under management associated with our mass market retail banking operations were also transferred. The remaining branches not sold or rebranded have been closed.
Business acquisitions
The following acquisitions form part of our strategy to become a market leader in Asian wealth management:
•On 28 January 2022, HSBC Insurance (Asia-Pacific) Holdings Limited, a subsidiary of the Group, notified the shareholders of Canara HSBC Life Insurance Company Limited (‘Canara HSBC’) of its intention to increase its shareholding in Canara HSBC up to 49%. HSBC currently has a 26% shareholding, which is accounted for as an associate. Any increase in shareholding is subject to agreement with other shareholders in Canara HSBC, as well as internal and regulatory approvals. Established in 2008, Canara HSBC is a life insurance company based in India.
•On 11 February 2022, HSBC Insurance (Asia-Pacific) Holdings Limited completed the acquisition of 100% of AXA Insurance Pte Limited (‘AXA Singapore’) for $0.5bn. A gain on acquisition of $0.1bn was recorded, reflecting the excess of the fair value of net assets acquired (gross assets of $4.5bn and gross liabilities of $3.9bn) over the acquisition price. The legal integration of AXA Singapore with HSBC’s pre-existing insurance operations in the country concluded on 1 February 2023.
•On 6 April 2022, The Hongkong and Shanghai Banking Corporation Limited, a subsidiary of the Group, announced it had increased its shareholding in HSBC Qianhai Securities Limited, a partially-owned subsidiary, for $0.2bn from 51% to 90%.
•On 23 June 2022, HSBC Insurance (Asia) Limited, a subsidiary of the Group, acquired the remaining 50% equity interest in HSBC Life Insurance Company Limited for $0.2bn. Headquartered in Shanghai, HSBC Life Insurance Company Limited offers a comprehensive range of insurance solutions covering annuity, whole life, critical illness and unit-linked insurance products.
•On 25 November 2022, HSBC Asset Management (India) Private Ltd, a subsidiary of the Group, completed the acquisition of L&T Investment Management Limited from L&T Finance Holdings Limited for $0.4bn, recognised primarily as intangibles and goodwill. L&T Investment Management Limited is the investment manager of the L&T Mutual Fund, with assets under management of $9.4bn on completion.